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                                                                  EXHIBIT 10.105


                MUTUAL TERMINATION OF ASSET MANAGEMENT AGREEMENT
                      FOR OMNI AUSTIN HOTEL, AUSTIN, TEXAS

         THIS INSTRUMENT ("Instrument") is executed and delivered by CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Crescent"), and COI HOTEL GROUP, INC., Texas corporation ("COI Hotel") effective ______________, 2000 (the "Effective Date"). Crescent and COI Hotel are sometimes together called the "Parties" and each a "Party."

         WHEREAS, Crescent and COI Hotel are parties to that certain Asset Management Agreement dated as of January 1, 1999 (the "Omni Austin Agreement"), pursuant to which COI Hotel provides asset management services at the Omni Austin Hotel in Austin, Texas (the "Hotel"); and

         WHEREAS, the Parties mutually desire to mutually terminate the Omni Austin Agreement without continuing obligation or liability on the part of either Party except as provided in this Instrument;

         NOW, THEREFORE, in consideration of the foregoing premises, the covenants and mutual releases herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and acting in accordance with Section 8.1 of the Omni Austin Agreement, the Parties hereby agree that, as of the Effective Date:

         1. The Omni Austin Agreement is hereby fully terminated, without continuing obligation or liability on the part of either Party except as provided in Paragraph 3 of this Instrument.

         2. Subject to Paragraph 3 of this Instrument, each Party hereby fully, finally and unconditionally releases, waives, discharges, and quitclaims the other Party and its successors, assigns, affiliates, stockholders, partners, directors, officers, employees, agents and representatives from any and all rights, claims, obligations, duties, losses, liabilities, breaches, defaults, demands, damages, causes of action and interests of any kind whatsoever, whether known or unknown, whether actual or contingent, now existing or hereafter arising, arising out of, resulting from, or arising in connection with, the Omni Austin Agreement or any actual or alleged breach, default or nonperformance of any terms thereof, whether known or unknown.

         3. Notwithstanding anything to the contrary contained in this Instrument, the Parties agree that, except as provided otherwise in this Instrument, those provisions of the Omni Austin Agreement which expressly survive termination of the Omni Austin Agreement shall survive the termination of the Omni Austin Agreement effected by this Instrument and shall not be deemed discharged by Paragraph 2 of this Instrument. Without limiting the preceding, the Parties agree that Section 6.3 (Effect of Termination) of the Omni Austin Agreement shall continue to apply in accordance with its terms, except that the following provisions of such Section 6.3 are modified as provided in this Paragraph 3:



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                  (a) Section 6.3(b)(i): Deleted and all rights and obligations of the Parties otherwise arising under this clause waived and discharged, in the manner provided in Paragraph 2 of this Instrument;

                  (b) Section 6.3(b)(ii): Deleted and all rights and obligations of the Parties otherwise arising under this clause waived and discharged, in the manner provided in Paragraph 2 of this Instrument, except, however, that Crescent shall continue to be obligated to reimburse expenses, in accordance with Section 5.3 of the Omni Austin Agreement, incurred or accrued prior to the Effective Date;

                  (c) Section 6.3(b)(vi): Modified, solely with respect to the reference to Section 6.3 of the Omni Austin Agreement, to refer to the provisions of such Section 6.3 as modified by this Instrument; and

                  (d) Last sentence of Section 6.3(b): Modified, solely with respect to the reference to Section 6.3 of the Omni Austin Agreement, to refer to the provisions of such Section 6.3 as modified by this Instrument

         4. The Parties agree that the termination of the Omni Austin Agreement effected by this Instrument is not a termination of the Omni Austin Agreement pursuant to Section 6.2(a) or 6.2(b).

         5. THE VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS INSTRUMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.

         6. This Instrument may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto constitutes the original counterpart instrument. All such counterpart pages shall be read as though one and shall have the same force and effect as if all of the parties had executed a single signature page.



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         IN WITNESS WHEREOF, this Instrument has been executed and delivered as of the Effective Date.


CRESCENT:                            CRESCENT REAL ESTATE EQUITIES LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By: Crescent Real Estate Equities, Ltd.,
                                            its general partner



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

COI HOTEL:                            COI HOTEL GROUP, INC., a Texas corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



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